CK Witco Corporation
Unaudited Pro Forma Combined Statements of Operations
(in thousands except per share data)


                               Three      Three     Three     Three
                              Months     Months    Months    Months     Fiscal
                               Ended      Ended     Ended     Ended   Year Ended
                            March 1998  June 1998 Sept 1998 Dec 1998  Dec 1998

Net sales                    $999,683  $993,404  $933,851  $870,804  $3,797,742

Cost of products sold         668,462   654,409   625,654   606,886   2,555,411
Selling, general
  and administrative          132,620   134,594   131,178   141,571     539,963
Depreciation and
  amortization                 50,763    51,987    51,082    53,065     206,897
Research and development       30,036    30,460    30,092    32,485     123,073
Special items:
  Facility closure costs            0         0         0    33,600      33,600
  Restructuring
    charges (credits)           2,262     2,781     1,481   (41,288)    (34,764)
  Special environmental
    charge                          0         0         0    22,025      22,025
Equity income                       0         0         0         0           0

Operating profit              115,540   119,173    94,364    22,460     351,537

Interest expense               37,299    34,203    32,223    29,938     133,663
Other (income) expense         (4,973)   (1,547)   (3,100) (156,398)   (166,018)
Earnings before income
 taxes and extraordinary
 loss                          83,214    86,517    65,241   148,920     383,892
Income taxes                   32,696    34,642    26,934    62,023     156,295
Earnings before
  extraordinary loss          $50,518   $51,875   $38,307   $86,897    $227,597

Earnings per share  - Basic     $0.40     $0.40     $0.30     $0.69       $1.79
Earnings per share  - Diluted   $0.39     $0.40     $0.29     $0.68       $1.76
Weighted average
  shares - Basic              127,291   127,698   127,747   125,083     126,854
Weighted average
  shares - Diluted            129,626   130,106   129,569   126,021     128,961






CK Witco Corporation
Unaudited Pro Forma Combined Statements of Operations
(in thousands except per share data)


                                     Three       Three        Six
                                    Months      Months      Months
                                     Ended       Ended       Ended
                                   March 1999  June 1999   June 1999

Net sales                           $891,066    $917,348  $1,808,414

Cost of products sold                595,763     599,910   1,195,673
Selling, general and administative   131,891     130,371     262,262
Depreciation and amortizaton          51,677      52,047     103,724
Research and development              29,578      26,982      56,560
Special items:
  Restructuring charges                2,682         522       3,204
Equity income                         (7,055)     (2,379)     (9,434)
Operating profit                      86,530     109,895     196,425

Interest expense                      27,820      29,969      57,789
Other (income) expense               (44,748)         58     (44,690)
Earnings before income taxes and
     extraordinary loss              103,458      79,868     183,326
Income taxes                          39,936      32,231      72,167
Earnings before extraordinary loss   $63,522     $47,637    $111,159

Earnings per share  - Basic             0.53        0.40        0.93
Earnings per share  - Diluted           0.52        0.40        0.92
Weighted average shares - Basic      120,915     118,694     119,805
Weighted average shares - Diluted    122,516     120,032     121,274






CK Witco Corporation
Unaudited Statements of Operating Profit As Adjusted
For Deconsolidations, Sales of Businesses and Other Non Recurring Items (in thousands)

                         Three      Three      Three      Three
                         Months     Months     Months     Months     Fiscal
                         Ended      Ended      Ended      Ended    Year Ended
                       March 1998 June 1998  Sept 1998   Dec 1998    Dec 1998

Net sales               $857,106   $867,313   $816,824   $770,231  $3,311,474

Cost of products sold    570,886    568,624    543,215    520,251   2,202,976
Selling, general
  and administrative     116,550    118,644    114,206    126,606     476,006
Depreciation and
  amortization            46,460     47,605     46,573     48,918     189,556
Research and
  development             25,153     25,914     25,609     28,081     104,757
Equity income             (6,719)    (3,750)      (510)      (755)    (11,734)

Operating profit        $104,776   $110,276    $87,731    $47,130    $349,913








CK Witco Corporation
Unaudited Statements of Operating Profit As Adjusted
For Deconsolidations, Sales of Businesses and Other Non Recurring Items
(in thousands)

                                     Three      Three        Six
                                     Months     Months     Months
                                     Ended      Ended       Ended
                                   March 1999 June 1999   June 1999

Net sales                           $823,006   $849,835  $1,672,841

Cost of products sold                544,941    549,237   1,094,178
Selling, general and administative   123,029    123,965     246,994
Depreciation and amortizaton          49,215     49,177      98,392
Research and development              27,480     25,237      52,717
Equity income                         (7,055)    (2,379)     (9,434)
Operating profit                     $85,396   $104,598    $189,994







CK WITCO CORPORATION
UNAUDITED NET SALES AND OPERATING PROFIT BY SEGMENT AS ADJUSTED
FOR DECONSOLIDATIONS, SALES OF BUSINESSES AND OTHER NON RECURRING ITEMS (IN THOUSANDS OF DOLLARS)

                            Three    Three       Three     Three
                            Months   Months      Months    Months    Fiscal
                            Ended    Ended       Ended     Ended   Year Ended
                        March 1998  June 1998  Sept 1998  Dec 1998  Dec 1998

NET SALES
Polymer Products
  Polymer Additives       $275,769  $273,949    $261,642  $249,859  $1,061,219
  Polymers                  76,052    77,280      73,074    74,600     301,006
  Polymer Processing
  Equipment                 83,609    81,152      90,446    89,273     344,480
Total Polymer Products     435,430   432,381     425,162   413,732   1,706,705

Specialty Products
  OrganoSilicones          114,304   114,662     105,397   108,681     443,044
  Crop Protection          117,375   127,874     110,826    80,713     436,788
  Other                    189,997   192,396     175,439   167,105     724,937
Total Specialty Products   421,676   434,932     391,662   356,499   1,604,769

TOTAL NET SALES
  AS ADJUSTED             $857,106  $867,313    $816,824  $770,231  $3,311,474

OPERATING PROFIT
Polymer Products
  Polymer Additives        $35,791   $34,104     $26,416   $18,517    $114,828
  Polymers                  18,993    21,486      19,192    19,512      79,183
  Polymer Processing
  Equipment                 10,642    10,078      12,368    13,565      46,653
Total Polymer Products      65,426    65,668      57,976    51,594     240,664

Specialty Products
  OrganoSilicones           15,747    15,771      16,584     9,294      57,396
  Crop Protection           31,907    36,964      22,567     1,836      93,274
  Other                     16,892    14,702      12,455     3,458      47,507
Total Specialty Products    64,546    67,437      51,606    14,588     198,177

Corporate including
  amortization             (25,196)  (22,829)    (21,851)  (19,052)    (88,928)

TOTAL OPERATING PROFIT
  AS ADJUSTED             $104,776  $110,276     $87,731   $47,130    $349,913


                            Three      Three       Six
                            Months     Months     Months
                            Ended      Ended      Ended
                          March 1999  June 1999  June 1999

SALES
Polymer Products
  Polymer Additives       $258,322  $263,078    $521,400
  Polymers                  78,735    79,410     158,145
  Polymer Processing
  Equipment                 88,147    82,092     170,239
Total Polymer Products     425,204   424,580     849,784

Specialty Products
  OrganoSilicones          114,989   115,248     230,237
  Crop Protection          108,253   129,877     238,130
  Other                    174,560   180,130     354,690
Total Specialty Products   397,802   425,255     823,057

TOTAL NET SALES
  AS ADJUSTED             $823,006  $849,835  $1,672,841

OPERATING PROFIT
Polymer Products
  Polymer Additives        $22,762   $28,358     $51,120
  Polymers                  22,306    23,583      45,889
  Polymer Processing
  Equipment                 11,170     5,731      16,901
Total Polymer Products      56,238    57,672     113,910

Specialty Products
  OrganoSilicones           15,963    17,387      33,350
  Crop Protection           28,080    38,993      67,073
  Other                     11,675    13,243      24,918
Total Specialty Products    55,718    69,623     125,341

Corporate including
  amortization             (26,560)  (22,697)    (49,257)

TOTAL OPERATING PROFIT
  AS ADJUSTED              $85,396  $104,598    $189,994






CK WITCO CORPORATION
RECONCILIATION OF UNAUDITED NET SALES AND OPERATING PROFIT (AS ADJUSTED FOR DECONSOLIDATIONS, SALES OF BUSINESSES AND OTHER NON RECURRING
ITEMS) TO UNAUDITED PRO FORMA NET SALES AND OPERATING PROFIT

(IN THOUSANDS OF DOLLARS)

                          Three      Three       Three      Three
                          Months     Months      Months     Months    Fiscal
                          Ended      Ended       Ended      Ended   Year Ended
                       March 1998   June 1998   Sept 1998  Dec 1998  Dec 1998


Net sales as adjusted   $857,106   $867,313    $816,824   $770,231  $3,311,474
 Deconsolidation of
 seed treatment
 and nitrile joint
 ventures and sale
 of specialty
 ingredients business     75,058     56,684      46,074     38,260     216,076
 Sale of a significant
 portion of the
 oleochemicals and
 derivatives business     67,519     69,407      70,953     62,313     270,192
Pro forma net sales per
combined statements of
operations              $999,683   $993,404    $933,851   $870,804  $3,797,742


Operating profit as
 adjusted               $104,776   $110,276     $87,731    $47,130    $349,913
 Cost of products sold-
 conversion from LIFO
 to FIFO (Colors
 Business)                   -          -           -       (7,960)     (7,960)
 Facility closure costs      -          -           -      (33,600)    (33,600)
 Restructuring (charges)
 credits                  (2,262)    (2,781)     (1,481)    41,288      34,764
 Environmental charge        -          -           -      (22,025)    (22,025)
 Deconsolidation of seed
 treatment and nitrile
 joint ventures and sale
 of specialty ingredients
 business                  9,207      6,261       2,707      1,423      19,598
 Sale of a significant
 portion of the
 oleochemicals and
 derivatives business      3,819      5,417       5,407     (3,796)     10,847
Pro forma operating
profit per combined
statements of
operations              $115,540   $119,173     $94,364    $22,460    $351,537


                         Three       Three       Six
                         Months      Months     Months
                         Ended       Ended      Ended
                       March 1999  June 1999   June 1999


Net sales as adjusted   $823,006   $849,835  $1,672,841
 Deconsolidation of
 seed treatment
 and nitrile
 joint ventures and
 sale of specialty
 ingredients
 business                  -          -             -
 Sale of a significant
 portion of the
 oleochemicals and
 derivatives business    68,060      67,513     135,573
Pro forma net sales per
combined statements of
operations              $891,066   $917,348  $1,808,414


Operating profit as
 adjusted                $85,396   $104,598    $189,994
 Cost of products sold
 conversion from LIFO
 to FIFO                     -          -             -
 Facility closure costs      -          -             -
 Restructuring (charges)
 credits                  (2,682)      (522)     (3,204)
 Environmental charge        -          -             -
 Deconsolidation of
 seed treatment and
 nitrile joint ventures
 and sale of specialty
 ingredients business       -          -             -
 Sale of a significant
 portion of the
 oleochemicals and
 derivatives business      3,816      5,819       9,635
Pro forma operating
profit per combined
statements of
operations               $86,530   $109,895    $196,425